UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under ss.240.14a-12

                           FREQUENCY ELECTRONICS, INC.
                           ---------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       (1) Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------
       (2) Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------
       (4) Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------
       (5) Total fee paid:

       ------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
       (1) Amount Previously Paid:

       ------------------------------------------------------------------------
       (2) Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------
       (3) Filing Party:

       ------------------------------------------------------------------------
       (4) Date Filed:

       ------------------------------------------------------------------------

  [LOGO OF FREQUENCY ELECTRONICS]


                           FREQUENCY ELECTRONICS, INC.
                         55 Charles Lindbergh Boulevard
                          Mitchel Field, New York 11553

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               September 27, 2006

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Frequency Electronics, Inc. will be held at the offices of the Company, 55 Charles Lindbergh Boulevard, Mitchel Field, New York, 11553, on the 27th day of September 2006, at 10:00 A.M., Eastern Daylight Savings Time, for the following purposes:

     1. To elect six (6) directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been elected and qualified;

     2. To consider and act upon ratifying the appointment of Holtz Rubenstein Reminick LLP as independent auditors for the fiscal year commencing May 1, 2006; and

     3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only stockholders of record as of the close of business on August 25, 2006, the date fixed by the Board of Directors as the record date for the meeting, are entitled to notice of, and to vote at, the meeting.

                                             By order of the Board of Directors

                                                     /s/ Harry Newman
                                                     ----------------
                                                     HARRY NEWMAN
                                                     Secretary


Mitchel Field, New York
August 25, 2006


ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           FREQUENCY ELECTRONICS, INC.
                         55 Charles Lindbergh Boulevard
                          Mitchel Field, New York 11553

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                               September 27, 2006

     The accompanying Proxy is solicited by and on behalf of the Board of Directors (the "Board") of Frequency Electronics, Inc., a Delaware corporation (hereinafter called the "Company"), for use only at the Annual Meeting of Stockholders to be held at the office of the Company, 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, on the 27th day of September 2006, at 10:00 A.M., Eastern Daylight Savings Time, or any adjournment or adjournments thereof. The Company will mail this Proxy Statement and the accompanying Proxy on or about August 25, 2006. Only stockholders of record as of the close of business on August 25, 2006 are entitled to notice of, and to vote at, the meeting.

     The Board may use the services of the Company's directors, officers and other regular employees to solicit proxies personally or by telephone and may request brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other material to their principals and reimburse them for their out-of-pocket expenses in so doing. The cost of solicitation of proxies, which it is estimated will not exceed $7,500, will be borne by the Company. Each proxy executed and returned by a stockholder may be revoked at any time thereafter by filing a later dated proxy or by appearing at the meeting and voting in person. Attendance at the meeting will not, in itself, constitute revocation of a proxy. Dissenters are not entitled by law to appraisal rights.

VOTING SECURITIES

     The Board has fixed the close of business on August 25, 2006, as the record date for determination of stockholders entitled to notice of, and to vote at, the meeting. On August 25, 2006, the Company had outstanding 8,584,625 shares of common stock, $1.00 par value per share ("Common Stock") (excluding 579,315 treasury shares), each of which entitled the holder to one vote. No shares of preferred stock were outstanding as of such date. A majority of the outstanding shares of Common Stock, represented in person or by proxy, constitutes a quorum.

     A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the meeting for the purpose of determining the presence of a quorum. Broker non-votes also will be counted for the purpose of determining the presence of a quorum.

     Brokers who do not receive a stockholder's instructions are entitled to vote on the election of directors and the ratification of the independent auditors. Broker non-votes and stockholder abstentions will have no effect on the outcome of the election of directors.

     It is expected that the following business will be considered at the meeting and action will be taken thereon.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     At the annual meeting, stockholders will be asked to elect six (6) directors ("Director(s)") to the Board to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified. Cumulative voting is not permitted. The accompanying Proxy will be voted for the election of all six of the members of the Board, each of whose principal occupations are set forth in the following table, if no direction to the contrary is given. In the event that any such nominee is unable or declines to serve, the Proxy may be voted for the election of another person in his place. The Board knows of no reason to anticipate that this will occur.

Nominees for Election as Directors

       The director nominees are as follows:
                                                                     Year First
                                                                      Elected
Name                   Principal Occupation              Age          Director
----                   --------------------              ---          --------
Joseph P. Franklin     Chairman of the Board              72            1990
(Major General,        of Directors
U.S. Army - Ret.)

Martin B. Bloch        President, Chief                   70            1961
                       Executive Officer
                       and a Director

Joel Girsky            President, Jaco                    67            1986
                       Electronics, Inc., and a
                       Director

E. Donald Shapiro      Dean Emeritus,                     74            1998
                       New York University School
                       of Law and a Director

S. Robert Foley, Jr.   Vice President for Laboratory      78            1999
(Admiral, U.S.         Management, University of
Navy - Ret.)           California and a Director

Richard Schwartz       Trustee, Cooper Union and          70            2004
                       a Director

     All directors hold office for a one-year period or until their successors are elected and qualified.

     The Company's Board of Directors has determined that Messrs. Foley, Girsky, Shapiro and Schwartz are "independent," as defined in the listing standards of the NASDAQ Stock Market ("NASDAQ"). The composition of the Board, consisting of two (2) officers of the Company (Messrs. Bloch and Franklin) and the four (4) independent directors, is in full compliance with the listing requirements of the NASDAQ as required under corporate governance rules promulgated by the Securities and Exchange Commission ("SEC").

Directors' Fees

     Directors who are not officers of the Company receive an honorarium of $10,000 and $2,500 for attendance at each Board meeting or meeting of a Board committee of which he is a member ($1,500 if such attendance is telephonic). In addition, the chairman of the Audit Committee receives a stipend of $10,000. Company officers do not receive additional compensation for attendance at Board meetings or committee meetings.

Business Experience of Directors

     MARTIN B. BLOCH, age 70, has been a Director of the Company and of its predecessor since 1961. He has served continuously since 1961 as the Company's President and, except for December 1993 through April 1999, as its Chief Executive Officer. Previously, he served as chief electronics engineer of the Electronics Division of Bulova Watch Company.

     JOSEPH P. FRANKLIN, age 72, has served as a Director of the Company since March 1990. In December 1993, he was elected Chairman of the Board of Directors and, from December 1993 through April 1999, served as Chief Executive Officer of the Company. From August 1987 to November 1993, he was the chief executive officer of Franklin S.A., a Spanish business consulting company located in Madrid, Spain, specializing in joint ventures, and was a director of several prominent Spanish companies. General Franklin was a Major General in the United States Army until he retired in July 1987.

     JOEL GIRSKY, age 67, has served as a Director of the Company since October 1986. He is the president and a director of Jaco Electronics, Inc., which is in the business of distributing electronics components, and has served in such a capacity for over thirty years. Mr. Girsky is the Chairman of the Company's Compensation Committee.

     E. DONALD SHAPIRO, age 74, has been The Joseph Solomon Distinguished Professor of Law, New York University School of Law, since 1983 and Dean Emeritus since 2000 and was previously Dean/Professor of Law from 1973 to 1983. He is a director of Loral Space & Communications, Ltd., Vasomedical, Inc., nStor Technologies, Inc. and Kramont Realty Trust. Mr. Shapiro became a member of the Board of Directors in 1998 and serves as Chairman of the Company's Audit Committee.

     S. ROBERT FOLEY, Jr., age 78, is Vice President for Laboratory Management, University of California. He served as Vice President of Raytheon International, Inc. and President of Raytheon Japan from 1995 to 1998. Admiral Foley served in the United States Navy for 35 years, including the position of Commander-In-Chief of the Pacific Fleet. Admiral Foley is also a director of KEI Pearson. Admiral Foley became a member of the Board of Directors in 1999.

     RICHARD SCHWARTZ, age 70, is a trustee and chairman of the Finance Committee of Cooper Union in New York City. Prior to his retirement in 2000, Mr. Schwartz was Chief Executive Officer and Chairman of ATK. He served in senior executive positions at ATK and predecessor companies since 1990. Prior to that Mr. Schwartz had been president of the Rocketdyne division of Rockwell International, a company he first joined in 1957. Mr. Schwartz also serves on the board of directors of Astronautics Corporation of America.

Vote Required

     Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of shares of common stock represented at the meeting and entitled to vote is required for the election of directors.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.


                                 PROPOSAL NO. 2

                       APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors, upon recommendation of the Audit Committee, has appointed the firm of Holtz Rubenstein Reminick LLP, independent accountants, to be the Company's external auditors for the fiscal year commencing May 1, 2006, and recommends to stockholders that they vote for ratification of that appointment.

     It is anticipated that a representative of Holtz Rubenstein Reminick LLP will be present at the meeting. Such representative will be given the opportunity to make a statement and will be available to respond to appropriate questions.

                            AUDIT AND NON-AUDIT FEES

       The following table presents the aggregate fees billed for professional services rendered by Holtz Rubenstein Reminick LLP in fiscal years 2006 and 2005. Other than as set forth below, no professional services were rendered or fees billed by Holtz Rubenstein Reminick LLP during fiscal years 2006 and 2005.


               Service                 2006                 2005
        -------------------------------------------------------------------
        Audit Fees (1)               $203,582             $191,225
        -------------------------------------------------------------------
        Audit-Related Fees (2)         56,301               53,374
        -------------------------------------------------------------------
        Tax Fees (3)                   34,655               10,463
        -------------------------------------------------------------------
        All Other Fees (4)                  -                    -
        -------------------------------------------------------------------
        TOTAL                        $294,538             $255,062
        -------------------------------------------------------------------
        ------------------------
     (1) Audit fees consist of professional services rendered for the audit of the Company's annual financial statements and the reviews of the quarterly financial statements and issuance of consents and assistance with and review of documents filed with the SEC.
     (2) Other audit-related services provided by Holtz Rubenstein Reminick LLP include the annual audit of the Company's employee benefit plans as well as accounting consultations regarding significant transactions during the fiscal year.
     (3) Tax fees consist of fees for services rendered to the Company for tax compliance, tax planning and advice.
     (4)  No other services were performed by Holtz  Rubenstein  Reminick LLP in
          connection   with   financial    information    systems   design   and
          implementation or otherwise.

Pre-Approved Services

     Prior to engaging Holtz Rubenstein Reminick LLP to render the above services, and pursuant to its charter, the Audit Committee approved the engagement for each of the services and determined that the provision of such services by the external auditor was compatible with the maintenance of Holtz Rubenstein Reminick LLP's independence in the conduct of its auditing services.

     The procedures used by the Audit Committee for the pre-approval of all audit and permissible non-audit services provided by the independent auditors are described below.

     Before engagement of the independent auditors for the next year's audit, the independent auditors will submit a detailed description of services expected to be rendered during that year within each of four categories of services to the Audit Committee for approval.

     Audit Services include audit work performed on the Company's financial statements, as well as work that generally only the independent auditors can reasonably be expected to provide, including statutory audits, comfort letters, consents and assistance with and review of documents filed with the SEC.

     Audit-Related Services are for assurance and related services that are traditionally performed by the independent auditors, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements and discussions surrounding the proper application of financial accounting and/or reporting standards.

     Tax Services include all services, except those services specifically related to the audit of the financial statements, performed by the independent auditors' tax personnel, including tax analysis; assisting with coordination of execution of tax related activities, primarily in the area of corporate development; supporting other tax related regulatory requirements; and tax compliance and reporting.

     Other Services are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditors.

     Prior to engagement, the Audit Committee pre-approves independent auditor services within each category. The fees are budgeted and the Audit Committee requires the independent auditors to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditors.

     The Audit Committee may delegate pre-approval authority to one or more of its members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Vote Required

     The affirmative vote of a majority of the shares of common stock represented at the meeting and entitled to vote is required for the ratification of Holtz Rubenstein Reminick LLP as the Company's independent auditors for the 2007 fiscal year.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.


                                 PROPOSAL NO. 3

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the only business which the Board intends to present and knows that others will present at the meeting are hereinabove set forth. If any other matter or matters are properly brought before the meeting or any adjournments thereof, it is the intention of the persons named in the accompanying Proxy to vote the Proxy on such matters in accordance with their judgment.


                            PROPOSALS OF STOCKHOLDERS

     In accordance with the rules promulgated by the SEC, any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with the 2007 Annual Meeting of Stockholders must submit such proposal to the Company no later than April 27, 2007.

     Assuming that the Company's 2007 Annual Meeting of Stockholders is held on schedule, the Company must receive notice of a stockholder's intention to introduce a nomination or other item of business at that meeting by July 11, 2007. If the Company does not receive notice by that date, or if the Company meets certain other requirements of the SEC rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

           STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth as of August 25, 2006, information concerning the beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and nominees for director, (iii) the Company's chief executive officer and the Company's four most highly compensated other executive officers who were serving as executive officers at the end of the last completed fiscal year, and (iv) all directors and officers of the Company as a group:

Name and Address of Beneficial Holder    Number of Shares   Percent of Class (1)
-------------------------------------    ----------------   -------------------
DePrince Race & Zollo, Inc. (2)
201 S. Orange Ave.
Orlando, FL  32801                            1,271,900           14.8%

Dimensional Fund Advisors, Inc. (3)
1299 Ocean Ave.
Santa Monica, CA  90401                         540,733            6.3%

Name and Address of Beneficial Holder    Number of Shares   Percent of Class (1)
-------------------------------------    ----------------   -------------------
Inverness Counsel, Inc. (4)
545 Madison Ave.
New York, NY  10022                             514,386            6.0%

AWM Investment Company, Inc. (5)
153 East 53rd St
New York, NY  10022                             507,200            5.9%

Frequency Electronics, Inc.,
Employee Stock Ownership Plan (6)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553                         556,785            6.5%

Martin B. Bloch (7)(10)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553                         718,280            8.4%

Joseph P. Franklin (8)(10)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553                         100,336            1.2%

Joel Girsky (11)
c/o Jaco Electronics, Inc.
145 Oser Avenue
Hauppauge, NY 11788                              55,000             *

E. Donald Shapiro (11)
10040 E. Happy Valley Road
Scottsdale, AZ  85255                            33,600             *

S. Robert Foley (11)
One Lakeside Dr.
Oakland, CA  94612                               30,000             *

Richard Schwartz (11)
4427 Golf Course Dr.
Westlake Village, CA 91362                        7,500             *

Markus Hechler (9)(10)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553                         120,288            1.4%

Michel Gillard (10)
Mont Saint-Martin 58
B-4000 Liege, Belgium                           213,994            2.5%

Oleandro Mancini (10)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553                          40,437             *

Steven Strang (10)
1515 South Manchester Blvd.
Anaheim, CA 92802                                18,331             *

All executive officers
and directors as a group
(16 persons) (9)(10)                          1,606,049           18.7%

*designates less than one (1%) percent.
--------------------------------
Notes:
(1)  Based on 8,584,625 shares outstanding as of August 25, 2006.

(2) As reported in a Form 13F for the quarter ended June 30, 2006, filed by DePrince Race & Zollo, Inc. DePrince Race & Zollo, Inc., an investment advisor registered under the Investment Advisors Act of 1940, provides investment advisory services on a discretionary basis to institutional clients, most of whom are pension and profit sharing plans and trusts.

(3) As reported in a Form 13F for the quarter ended June 30, 2006, filed by Dimensional Fund Advisors Inc. ("Dimensional"), which is an investment advisor registered under the Investment Advisors Act of 1940. Per a
     Schedule  13G  filing  dated  December  31,  2004,   Dimensional  furnishes
     investment advice to four investment companies registered under the Investment Advisors Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. Per the Form 13F, in its role as investment advisor or manager, Dimensional possesses investment power over 540,733 shares and voting authority over 530,333 shares that are owned by such investment companies, commingled group trusts and separate accounts and Dimensional disclaims beneficial ownership of such securities.

(4) As reported in a Form 13F for the quarter ended June 30, 2006, filed by Inverness Counsel, Inc. ("Inverness"), which is an investment advisor registered under the Investment Advisors Act of 1940. According to a
     Schedule 13D filing dated December 30, 1997, Inverness originally purchased 854,100 shares of Common Stock for and on behalf of clients of Inverness, in the ordinary course of business for investment from the personal funds of such clients. Per the Form 13F, (i) Inverness has the sole power to dispose or to direct the disposition of such shares, (ii) Inverness does not possess, nor does it share, the power to vote or to direct the vote of any of such shares and (iii) various officers and directors of Inverness own 35,950 shares, and such persons individually have the exclusive right to dispose, or to direct the disposition of, or to vote, or to direct the vote of, the shares owned by them.

(5) As reported in a Form 13F for the quarter ended March 31, 2006, filed by Austin W. Marxe and David M. Greenhouse, officers of AWM Investment Company, Inc., an institutional investment manager. Per the Form 13F, (i) Marxe and Greenhouse share sole voting and investment power over 507,200 shares of Company Common Stock, (ii) Marxe and Greenhouse are managing members of various funds owning the Company's Common Stock and (iii) the principal business of each Fund is to invest in equity and equity-related securities.

(6) Includes 435,690 shares of stock held by the Frequency Electronics, Inc. ESOP Trust (the "Trust") for the Company's Employee Stock Ownership Plan, all of which shares have been allocated to the individual accounts of employees of the Company (including the Named Officers as defined on page
     15); also includes 121,095 shares held by the Trust under the Company's Stock Bonus Plan (converted by amendment to the Employee Stock Ownership Plan as of January 1, 1990).

(7) Includes 198,000 shares issuable on the full exercise of the following options granted to Mr. Bloch: 18,000 shares granted on August 31, 1998 at an exercise price of $7.125 under the Senior ESOP, as that term is hereinafter defined, and 180,000 shares granted on March 1, 2001 at an exercise price of $13.49, per terms of Mr. Bloch's employment agreement. (See the discussion on the Chief Executive Officer included in the Compensation Committee Report below).

(8) Includes 3,000 shares issuable on the full exercise of options granted to General Franklin on August 31, 1998 under the Senior ESOP, as that term is hereinafter defined, at an exercise price of $7.125. (See the discussion of the Senior ESOP included under Equity Compensation Plan Information, below).

(9) Includes shares granted to the officers of the Company pursuant to a stock purchase agreement in connection with the Company's Restricted Stock Plan:

                                      Name                 Restricted
                                                              Stock
                          ------------------------------ -----------------
                          Markus Hechler                       7,500
                          ------------------------------ -----------------
                          All Officers as a Group             22,500
                           (12 persons)
                          ------------------------------ -----------------

(10) Includes the number of shares which, as at August 25, 2006, were deemed to be beneficially owned by the persons named below, by way of their respective rights to acquire beneficial ownership of such shares within 60 days through (i) the exercise of options; (ii) the automatic termination of a trust, discretionary account, or similar arrangement; or (iii) by reason of such person's having sole or shared voting powers over such shares. The following table sets forth for each person named below the total number of shares which may be so deemed to be beneficially owned by him and the nature of such beneficial ownership:

                                                        Profit Sharing
             Name           Stock Bonus   ESOP Shares    Plan & Trust    ISOP or NQSO
                            Plan Shares                     401(k)           Shares
                               (a)            (b)            (c)
      ------------------- -------------- -------------- ---------------- ------------
      Martin B. Bloch          22,317        4,205           1,973           30,000
      ------------------- -------------- -------------- ---------------- ------------
      Joseph P. Franklin          -0-        4,031              50           20,000
      ------------------- -------------- -------------- ---------------- ------------
      Markus Hechler            2,707        5,968           1,938           78,375
      ------------------- -------------- -------------- ---------------- ------------
      Michel Gillard              -0-          -0-             -0-          25,000
      ------------------- -------------- -------------- ---------------- ------------
      Oleandro Mancini            -0-          -0-           1,562           38,875
      ------------------- -------------- -------------- ---------------- ------------
      Steven Strang               -0-          -0-             931            8,125
      ------------------- -------------- -------------- ---------------- ------------
      All Directors and
      Officers as a Group      26,060       40,320          15,262          452,500
      (16 persons)
      ------------------- -------------- -------------- ---------------- ------------

     (a) Includes all shares allocated under the Company's Stock Bonus Plan ("Bonus Plan") to the respective accounts of the named persons, ownership of which shares is fully vested in each such person. No Bonus Plan shares are distributable to the respective vested owners thereof until after their termination of employment with the Company. As of January 1, 1990, the Bonus Plan was amended to an "Employee
          Stock Ownership Plan" (see the discussion of the Employee Stock Ownership Plan contained in the Compensation Committee Report, below; see also footnote (b) to the table).

     (b) Includes all shares allocated under the Company's Employee Stock Ownership Plan ("ESOP") to the respective accounts of the named persons, ownership of which shares was fully vested in each such person as at April 30, 2006. ESOP shares are generally not distributable to the respective vested owners thereof until after their termination of employment with the Company. However, upon the attainment of age 55 and completion of 10 years of service with the Company, a participant may elect to transfer all or a portion of his vested shares, or the cash value thereof, to a Directed Investment Account. Upon the allocation of shares to an employee's ESOP account, such employee has the right to direct the ESOP trustees in the exercise of the voting rights of such shares (see the discussion of the ESOP included below in the Compensation Committee Report).

     (c) Includes all shares allocated under the Company's profit sharing plan and trust under section 401(k) of the Internal Revenue Code of 1986. This plan permits eligible employees, including officers, to defer a portion of their income through voluntary contributions to the plan. Under the provisions of the plan, the Company made discretionary matching contributions of the Company's Common Stock. All participants in the plan become fully vested in the Company contribution after six years of employment. Messrs Bloch, Franklin, Hechler and McClelland are fully vested in the shares attributable to their accounts. Mr. Gillard, who is a citizen and resident of Belgium, is ineligible to participate in the 401(k) plan.

(11) Includes shares issuable on the exercise of options granted to the non-officer directors of the Company under the Independent Contractors Stock Option Plan.

               Name           Exercisable           Grant       Exercise
                                 Shares             Date          Price
        -------------------- ------------- ------------------- -----------
        Joel Girsky             30,000        June 29, 1998      $12.81
        -------------------- ------------- ------------------- -----------
        E. Donald Shapiro       30,000        June 29, 1998      $12.81
        -------------------- ------------- ------------------- -----------
        S. Robert Foley         30,000       March 12, 1999       $7.34
        -------------------- ------------- ------------------- -----------
        Richard Schwartz         7,500      December 10, 2004    $14.76
        -------------------- ------------- ------------------- -----------


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and 10% stockholders to file reports of ownership and reports of changes in ownership of the Company's common stock and other equity securities with the SEC. Directors, executive officers and 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of such reports furnished to it, the Company believes that during the fiscal year ended April 30, 2006, the Company's directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

   CERTAIN INFORMATION AS TO COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     During the past fiscal year, four meetings of the Board were held. Each incumbent director attended all meetings of the Board, either in person or by telephone. In addition, each incumbent director attended 75% or more of the aggregate number of meetings of the Board committees on which he served during the past fiscal year.

     In addition to attendance at Board meetings, the Board of Directors encourages, but does not require, all directors to attend annual meetings of the Company's stockholders. All six members of the current Board of Directors attended the Company's 2005 Annual Meeting of Stockholders.

Audit Committee

     The Audit Committee consists of the Company's four independent directors, Messrs. Foley, Girsky, Shapiro and Schwartz. Each of these directors is independent in accordance with the independence standards for audit committee membership set forth in Section 10A(m)(3) of the Exchange Act and as defined in Rule 4350(d)(2)(A) of the listing standards of The NASDAQ Stock Market, upon which the Company's Common Stock is listed and trades. The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements. In addition, the Board has determined that both E. Donald Shapiro, chairman of the Audit Committee, and Joel Girsky satisfy the SEC's criteria as "audit committee financial experts."

     The Audit Committee has procedures in place to receive, retain and handle complaints received regarding accounting, internal controls or auditing matters and to allow for the confidential and anonymous submission by anyone of concerns regarding questionable accounting or auditing matters.

     The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements. The functions of the Audit Committee include, without limitation, (i) responsibility for the appointment, compensation, retention and oversight of the Company's independent auditors, (ii) review and pre-approval of all audit and non-audit services provided to the Company by the independent auditors, other than as may be allowed by applicable law, and (iii) review of the annual audited and quarterly consolidated financial statements. The Amended and Restated Charter of the Audit Committee, which describes all of the Audit Committee's responsibilities, is posted on the Company's website at http://www.frequencyelectronics.com.

     The Audit Committee held five meetings during the last fiscal year. The Audit Committee's report appears on page 14 of this Proxy Statement.

Compensation Committee

     The Compensation Committee consists of the four independent directors, Messrs. Foley, Girsky, Shapiro and Schwartz. The Compensation Committee determines cash remuneration arrangements for the highest paid executives and oversees the Company's stock option, bonus and other incentive compensation plans.

     The report of the Compensation Committee appears on pages 12 and 13 of this proxy statement. The Compensation Committee held 2 meetings during fiscal year 2006.

              DIRECTOR NOMINATIONS AND CORPORATE GOVERNANCE MATTERS

Director Nominations

     Due to the relatively small size of its Board of Directors, the Company does not have a formal nominating or corporate governance committee. New director nominations, which are infrequent, and compliance with corporate governance rules, are reviewed and approved by the independent directors. By Board resolution, the Company has determined that if a new director is to be nominated, the independent directors of the Company (currently Messrs. Foley, Girsky, Shapiro and Schwartz) will conduct interviews of qualified candidates and, as appropriate, will recommend selected individuals to the Board. The independent directors consider director candidates based on criteria approved by the Board, including such individuals' backgrounds, skills, expertise, accessibility and availability to serve constructively and effectively on the Board. The Company may retain a director search firm to assist it in identifying qualified director nominees.

Director Candidates Proposed by Stockholders

     The Company will consider recommendations for director candidates submitted in good faith by stockholders of the Company. A stockholder recommending an individual for consideration by the Board (and the independent directors) must provide (i) evidence in accordance with Rule 14a-8 of the Exchange Act of compliance with the stockholder eligibility requirements, (ii) the written consent of the candidate(s) for nomination as a director, (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director and (iv) all information regarding the candidate(s) and the stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board, including, without limitation, name, age, business and residence address and principal occupation or employment during the past five years. Stockholders should send the required information to the Company at 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, Attention: Corporate Secretary.

     In order for a recommendation to be considered by the Company for the 2007 Annual Meeting of Stockholders, the Company's Corporate Secretary must receive the recommendation no later than 5:00 p.m. local time on April 30, 2007. Such recommendations must be sent via registered, certified or express mail (or other means that allows the stockholder to determine when the recommendation was received by the Company). The Company's Corporate Secretary will send properly submitted stockholder recommendations to the independent directors for consideration at a future meeting. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration as other individuals evaluated by the independent directors.

Communications with Directors

     Stockholders and other interested parties may communicate directly with any director, including any non-management member of the Board, by writing to the attention of such individual at the following address: Frequency Electronics, Inc., 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, Attention:
Corporate Secretary. The Company's Secretary will distribute any stockholder communications received to the director(s) to whom the letter is addressed or to all of the directors if addressed to the entire Board.

     Communications that are intended for the non-management directors generally should be marked "Personal and Confidential" and sent to the attention of the Chairman of the Audit Committee. The Chairman will distribute any communications received to the non-management member(s) to whom the communication is addressed.

Executive Sessions of Independent Directors

     The independent directors will regularly meet without any management directors or employees present. Such executive sessions will be held at least annually and as often as necessary to fulfill the independent directors' responsibilities.

Code of Ethics

     All directors, officers and employees of the Company must act ethically and in accordance with the Company's Code of Ethics (the "Code of Ethics"). The Code of Ethics satisfies the definition of "code of ethics" under the rules and regulations of the SEC and is available on the Company's website at http://www.frequencyelectronics.com. The Code of Ethics is also available in print to anyone who requests it by writing to the Company at the following address: Frequency Electronics, Inc., 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, Attention: Ethics Officer. Annually, the Company's directors review the Code of Ethics and the report of the Company's Ethics Committee.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As described below, members of the Compensation Committee are Joel Girsky, Chairman, S. Robert Foley, E. Donald Shapiro and Richard Schwartz. No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                             EXECUTIVE COMPENSATION

       Compensation Committee Report on Executive Compensation

Overall Policy

     The members of the Compensation Committee include Messrs. Joel Girsky, E. Donald Shapiro, S. Robert Foley and Richard Schwartz. The Compensation Committee reviews and, with any changes it believes appropriate, approves the Company's executive compensation.

     The general goals of the Compensation Committee are to: (i) attract, motivate, and retain effective and highly qualified executives; (ii) strengthen the common interests of management and stockholders through executive stock ownership; (iii) promote the Company's long- and short-term strategic goals and human resource strategies; (iv) recognize and award individual contributions to the Company's performance; and (v) reflect compensation practices of comparable companies.

     To achieve the foregoing goals, the Compensation Committee has structured a comprehensive compensation program aimed at: (i) compensating executive officers on an annual basis with a cash salary at a level sufficient to retain and motivate them and to recognize and award individual merit; (ii) linking a portion of executive compensation to long-term appreciation of the Company's stock price by encouraging executive ownership of the Company's stock through awards of shares of the Company's stock and grants of options to purchase Company stock; and (iii) providing incentives to increase shareholder value by rewarding contributions to the Company's performance through cash bonuses keyed to operating profit levels. These policies are implemented through a reward system which includes base salary and long- and short-term incentive compensation opportunities as described below.

Base Salaries

     The Compensation Committee annually reviews the base salaries of the CEO and all other executive officers of the Company. The Compensation Committee believes that the Company's executive officers, including those shown in the Summary Compensation Table on page 15 (the "Named Officers") have been largely responsible for the Company's past successes and for achieving the production and engineering improvements that have maintained the Company's position at the forefront of technical innovation. A base salary for each executive is determined on the basis of such factors as: levels of responsibility; experience and expertise; evaluations of individual performance; contributions to the overall performance of the Company; time and experience with the Company; internal compensation equity; and the external pay practices for comparable companies.

Short-Term Incentives

     The Company maintains short-term incentive bonus programs for certain employees which are based on operating profits of the individual subsidiaries to which the employees are assigned. The Company's employment agreement with its Chief Executive Officer includes a bonus formula based on consolidated pre-tax profits. These plans are designed to create incentives for superior performance and to allow the Company's executive officers to share in the success of the Company by rewarding the contributions of individual officers. Focused on short-term or annual business results, these plans enable the Company to award designated executives with annual cash bonuses based on their contributions to the profits of the Company.

Long-Term Incentives

     As part of its comprehensive compensation program, the Company stresses long-term incentives through awards of shares of its common stock under the Employee Stock Ownership Plan ("ESOP") and through the grant of options to purchase common stock through various employee stock award plans. Grants and awards are aimed at attracting new personnel, recognizing and rewarding current executive officers for special individual accomplishments, and retaining high-performing officers and key employees by linking financial benefit to the performance of the Company (as reflected in the market price of the Company's common stock) and to continued employment with the Company. The number of shares granted to executive officers under the Company's ESOP is determined on a pro-rata basis. Grants of stock options and other equity awards are generally determined on an individual-by-individual basis. The factors considered are the individual's performance rating and potential for contributing to the Company's future growth, the number of stock options and awards previously granted to the individual and the Company's financial and operational performance.

Supplemental Separation Benefits

     The Company has an agreement with certain executive officers and certain key employees to provide supplemental separation benefits. Under the agreement, in the event of a change in control or ownership of part or all of the Company which gives rise to discharge of any officer or employee without cause, then such officer or employee will receive supplemental severance pay equal to one and one-half times the employee's average base salary plus cash bonus from the previous five calendar years prior to the change of control if such discharge occurs in the first year after the change of control. If discharge occurs more than one year but less than two years after the change of control, then the employee will receive two-thirds of the five-year average of base salary and bonus.

Chief Executive Officer

     Pursuant to his employment agreement, Mr. Bloch's base annual salary is $400,000. Beginning in fiscal year 2005, Mr. Bloch received additional compensation of $42,000 in the form of financial planning advice and Company-paid premiums for life insurance coverage, the beneficiaries of which are Mr. Bloch's heirs. Mr. Bloch's employment agreement provides a fixed annual bonus of 6% of the pre-tax profit of the Company with a cap on the pre-tax profit at $20,000,000, as well as separation benefits in the event of a change in control or ownership of part or all of the Company, continuation of disability, medical and life insurance, the cost of an annual physical examination and a new automobile every three years. Mr. Bloch was awarded stock options to purchase an aggregate of 228,000 shares of the Company's common stock. The grants were made at the fair market value on August 31, 1998 (18,000 shares at $7.125), July 7, 1999 (30,000 shares at $7.625) and March 1, 2001
(180,000 shares at $13.49). The options are exercisable for a period of ten (10) years from the date of grant.

     In determining the compensation package for Mr. Bloch, the Compensation Committee took into account the compensation packages for senior officers at companies of comparable size and complexity, both public and private, as well as its assessment of Mr. Bloch's individual performance, his contributions to the Company's past growth and accomplishments as well as contributions which it is anticipated will be made by Mr. Bloch in the future. In this regard, the Compensation Committee recognized Mr. Bloch's untiring efforts in developing new applications and markets based on the Company's technology, including the successful integration of the technologies and capabilities of recently acquired subsidiaries. The Compensation Committee believes these efforts position the Company to compete more effectively on U.S. government programs and in world-wide commercial markets. The Compensation Committee believes that the investment in new products and acquisition of new technologies and manufacturing facilities will result in significant growth of revenues and profits in future periods.

     Consistent with the anticipation of future growth in revenues and profitability, the Compensation Committee is reviewing the current incentive compensation programs for the executive officers of the Company and its subsidiaries. This review is being undertaken with a view towards implementing enhancements or changes, as appropriate, to incentive compensation programs in fiscal year 2007.

        Joel Girsky, Chairman, Compensation Committee
        S. Robert Foley
        E. Donald Shapiro
        Richard Schwartz
                      Members of the Compensation Committee

                          REPORT OF THE AUDIT COMMITTEE

     The members of the Audit Committee have been appointed by the Board of Directors. The Audit Committee is comprised of four non-employee directors, each of whom satisfies the independence standards for audit committee membership set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the independence requirements of the NASDAQ Stock Market. The Audit Committee is governed by a charter that has been approved and adopted by the Board of Directors and which is reviewed and reassessed annually by the Audit Committee.

     The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internals controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements for the fiscal year ended April 30, 2006, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of
significant  judgments,   and  the  clarity  of  disclosures  in  the  financial
statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, management and the independent auditors have represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

     The Audit Committee has received from and discussed with the independent auditors their written disclosure and letter regarding their independence from the Company as required by Independence Standards Board Standard No. 1. The Audit Committee has also discussed with the independent auditors any matters required to be discussed by Statement on Auditing Standards No. 61.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held five meetings during fiscal year 2006.

     In reliance on the reviews  and  discussions  referred to above,  the Audit
Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended April 30, 2006 for filing with the Securities and Exchange Commission.

        E. Donald Shapiro, Chairman, Audit Committee
        S. Robert Foley
        Joel Girsky
        Richard Schwartz
                         Members of the Audit Committee

                           SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation paid or accrued during each of the Company's last three fiscal years to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers (collectively, the "Named Officers") based on salary and bonus earned during fiscal 2006.


                                                   Annual Compensation                   Long-Term
                                                                                    Compensation Awards
                                         -------------------------------------- ---------------------------
                                                                    Other          $Value of     Securities
Name and Principal Position                                         Annual         Restricted    Underlying
                                Year      Salary       Bonus     Compensation     Stock Awards    Options
                                                                     (3)              (4)
------------------------------ ------- ----------- ------------ --------------- -------------- ------------
Martin B. Bloch                 2006     $415,385    $325,000       $69,547          $3,000           -0-
President, Chief               ------- ----------- ------------ --------------- -------------- ------------
Executive Officer               2005      415,385     345,000        61,718           3,000           -0-
                               ------- ----------- ------------ --------------- -------------- ------------
                                2004      423,077      40,000        27,989           3,000           -0-

===========================================================================================================
Markus Hechler                  2006      201,346      30,000        23,376           3,000           -0-
Executive Vice                 ------- ----------- ------------ --------------- -------------- ------------
President                       2005      190,962      18,000        21,560           3,000        7,500(5)
                               ------- ----------- ------------ --------------- -------------- ------------
                                2004      190,385      36,000        18,872           3,000        8,000(5)

===========================================================================================================
Michel Gillard (1)              2006      182,745         -0-        24,366              -0-          -0-
President, Gillam-FEI          ------- ----------- ------------ --------------- -------------- ------------
                                2005      226,102         -0-        38,431              -0-          -0-
                               ------- ----------- ------------ --------------- -------------- ------------
                                2004      211,092         -0-        35,880              -0-          -0-

===========================================================================================================
Oleandro Mancini                2006      151,731      30,000        21,074           3,000           -0-
Vice President,                ------- ----------- ------------ --------------- -------------- ------------
Business Development            2005      136,539      18,000        22,186           3,000       17,500(5)
                               ------- ----------- ------------ --------------- -------------- ------------
                                2004      133,461      35,000        21,480           3,000       10,000(5)

===========================================================================================================
Steven Strang (2)               2006      147,575      43,296         7,027           3,000           -0-
President, FEI-Zyfer           ------- ----------- ------------ --------------- -------------- ------------

===========================================================================================================

Notes:

(1) Effective March 31, 2006, Mr. Gillard retired as an officer of the Company. His compensation in fiscal year 2006 reflects his changing role with the Company. Mr. Gillard's euro-denominated base compensation was the same in both fiscal years 2005 and 2004 as presented above. The dollar-denominated fluctuations are due solely to the effect of changes in the rate of exchange between the euro and the dollar.

(2) Mr. Strang was promoted to the position of President of FEI-Zyfer, Inc. effective May 1, 2005.

(3) The amounts shown in this column constitute (i) automobile allowance; (ii) insurance premiums to provide term life insurance benefits (available to all employees); (iii) the cost of medical insurance (available to all employees); and (iv) the costs of medical reimbursements available to officers. In the case of Mr. Bloch's compensation in fiscal years 2006 and 2005 the amounts also include $42,000 for financial planning advice and the payment of premiums for life insurance policies, the beneficiaries of which are Mr. Bloch's heirs.

(4) Represents the dollar value, as at the date of contribution, of shares of Common Stock of the Company distributed under the Company's Profit Sharing Plan and Trust under section 401(k) of the Internal Revenue Code ("401(k)"). In fiscal years 2006, 2005 and 2004, the Company made matching contributions of Company Common Stock to the accounts of Named Officers in amounts which varied from 244 to 280 shares in fiscal year 2006, from 242 to 262 in fiscal year 2005 and from 189 to 270 shares in fiscal year 2004. The average market value of the awarded shares at the time of allocation was $13.15 in fiscal year 2006, $13.13 in fiscal year 2005 and $12.48 in fiscal year 2004. Company matching contributions to the 401(k) plan are made in proportion to the cash contributions of individual employees to the plan. Mr. Gillard, who is not a resident of the United States, does not participate in the 401(k) plan.

(5) Represents shares awarded under the Company's 2001 Incentive Stock Option Plan. The exercise prices of the awarded options are at the fair market value of the Company's Common Stock on the date of grant. The options are exercisable in increments of 25% annually (and cumulatively) beginning one year after date of grant.

Stock Options

Options Granted:

     During the fiscal year ended April 30, 2006, the Company did not grant options to acquire common stock to any of the Named Officers under the Company's stock option plans.

Option Exercises and Year-end Values:

     The following table sets forth certain information with respect to options exercised during fiscal 2006 by each Named Officer and option values as of April 30, 2006.

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2006
                        AND FISCAL YEAR-END OPTION VALUES

                                               No. of Securities       Value of
                                                 Underlying          Unexercised
                                                 Unexercised         In-the-Money
                     Shares                    Options at Fiscal   Options at Fiscal
                    Acquired                      Year-End            Year-End ($)
                      on          Value        Exercisable (E)/    Exercisable (E)/
       Name         Exercise    Realized ($)   Unexercisable (U)   Unexercisable (U)
       ----         --------    ------------   -----------------   -----------------
  Martin B. Bloch     -0-        $  -0-          228,000 (E)          $372,600 (E)
                                                       0 (U)                $0 (U)

  Markus Hechler      -0-           -0-           74,375 (E)          $332,433 (E)
                                                  11,625 (U)           $31,570 (U)

  Michel Gillard      -0-           -0-           25,000 (E)                $0 (E)
                                                       0 (U)                $0 (U)

  Oleandro Mancini    -0-           -0-           34,625 (E)           $93,434 (E)
                                                  19,875 (U)           $53,761 (U)

  Steven Strang       -0-           -0-            5,625 (E)           $27,600 (E)
                                                  11,875 (U)           $33,900 (U)


Equity Compensation Plan Information

Securities Authorized for Issuance under Equity Compensation Plans:

     The following table sets forth as of April 30, 2006, the number of shares of Company Common Stock to be issued upon exercise of outstanding stock option grants and the number of shares available for future issuance under such plans:

       Plan Category       Number of          Weighted-average    Number of securities
                           securities to      exercise price      remaining available
     (see Notes below)     be issued upon     of outstanding      for future issuance
                           exercise of        options,            under equity
                           outstanding        warrants and        compensation plans
                           options,           rights              (excluding securities
                           warrants and                           reflected in column (a))
                           rights
                               (a)                  (b)                    (c)
------------------------- ------------------ ------------------- -------------------------
Equity compensation
plans approved by
security holders               483,700             $9.61                 399,000
------------------------- ------------------ ------------------- -------------------------
Equity compensation
plans not approved by
security holders               813,237            $12.83                      -
------------------------- ------------------ ------------------- -------------------------
       Total                 1,296,937            $11.58                 399,000
------------------------- ------------------ ------------------- -------------------------

Notes:
Equity compensation plans approved by security holders consist of:

1. 2005 Stock Award Plan- Under the terms of this plan, adopted in fiscal year 2006 and approved by shareholders on September 29, 2005, stock options, stock appreciation rights, restricted stock and other equity interests may be granted to employees, officers and directors of the Company as well as consultants and independent contractors. The exercise price is generally at least equal to the fair market value of the Company's Common Stock on the date of grant. Equity awards generally are exercisable over a four-year period beginning one year after date of grant and expire ten years after the grant date. After fiscal year 2015, no additional shares may be issued from this plan.

2. 2001 Incentive Stock Option Plan- Under the terms of this plan, adopted in fiscal year 2002 and approved by shareholders on October 3, 2001, stock options may be granted to employees, officers and directors of the Company at a price at least equal to the fair market of the Company's Common Stock on the date of grant. Options generally are exercisable over a four-year period beginning one year after date of grant and expire ten years after the grant date. With the adoption of the 2005 Stock Award Plan, no additional shares may be issued from this plan.

3. Senior Executive Stock Option Plan (Senior ESOP)- Under the terms of this plan, adopted in fiscal year 1989 and approved by shareholders on October 13, 1988, stock options may be granted to the Company's President, Chairman of the Board and the president of any subsidiary with gross sales in excess of $30 million. Stock options may be granted at a price at least equal to the fair market value of the Company's Common Stock on the date of grant. Vesting and the terms of exercise of the stock options are at the discretion of the Company's Board of Directors. No additional options were granted under the plan after December 14, 1997 and no option awards may be exercised after August 2008.

4. Restricted Stock Plan- Under the terms of this plan, adopted in fiscal year 1990 and approved by shareholders on October 12, 1989, the Company may sell its Common Stock to certain key management employees, including officers and directors, at a purchase price as determined by the Board of Directors but not less than the par value of the Common Stock. Any shares acquired under the plan may not be sold or transferred, except in the event of a change in control as defined. No additional restricted stock may be sold under the plan after December 31, 1998.

Equity compensation plans not approved by security holders consist of:

i- Independent Contractor Stock Option Plan- Under the terms of this plan, adopted in fiscal year 1998, options to acquire shares of the Company's Common Stock may be granted to individuals who provide services to the Company but who are not employees. The option price, number of shares, timing and duration of option grants is at the discretion of the Independent Contractor Stock Option Committee. In recent grants, the option price was equal to the then fair market value of the Company's Common Stock, a portion of each grant was immediately exercisable and the options expire in ten years from date of grant. With the adoption of the 2005 Stock Award Plan, no additional shares may be issued from this plan.

ii- 1993 Non-Statutory Stock Option Plan- Under the terms of this plan, adopted in fiscal year 1993, stock options may be granted to employees, officers and directors of the Company at a price at least equal to the fair market of the Company's Common Stock on the date of grant. Options generally are exercisable over a four-year period beginning one year after date of grant and expire ten years after the grant date. After fiscal year 2003, no additional shares were issuable from this plan.

iii- President's Employment Contract- Under the terms of an employment contract, entered into in fiscal year 2001, Mr. Bloch, the Company's President, CEO and Chief Scientist, was granted an option to acquire 180,000 shares of the Company's Common Stock at the then fair market value of $13.49. The option became exercisable 25% per year in each of the four years after the date of grant and expires in ten years from date of grant.

Long-term Incentive Plans

     The Company does not maintain any compensation plans for its executive officers or directors or for any of its other employees which provide compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year other than the restricted stock and stock award plans discussed in the Compensation Committee Report, above. Awards under these plans are shown in the Summary Compensation Table, above.

Pension Benefits

       The Company has no defined benefit or actuarial retirement plans in effect. It has entered into certain Executive Incentive Compensation ("EIC") agreements with key employees (including some officers) providing for the payment of benefits upon retirement or death or upon the termination of employment not for cause. The Company pays compensation benefits out of its working capital but has also purchased whole or term life insurance (of which it is the sole beneficiary) on the lives of certain of the participants to cover the optional lump sum obligations under the EIC agreements upon the death of the participant. The annual premiums paid during fiscal year 2006 were less than the increase in cash surrender value of the whole life insurance policies. The annual benefit provided under the program in fiscal year 2006 upon retirement at age 65 or death is as follows: Martin B. Bloch- $170,000, Markus Hechler- $75,000, Oleandro Mancini- $35,000 and Steven Strang- $10,000. The benefit described above is payable for ten years or the life of the participant, whichever is longer. Two years after retirement or early retirement, the participants can elect to receive the benefit, less benefits received during the two-year period, in a lump sum under certain conditions. Upon voluntary termination of employment or discharge not for cause, the participant would be entitled to a lump sum payment, the amount of which varies based on the year in which termination occurs and the nature of the termination as set forth in the individual's EIC agreement. In conjunction with the program, the participants are required to make certain covenants with the Company relating to, among other things, nondisclosure of confidential information, noncompetition with the Company and the providing of consulting services subsequent to retirement.

Performance Graph

     The following graph compares the cumulative total shareholder return on the Common Stock of the Company with the cumulative total return of the companies listed in the Standards & Poors' Small Cap 600 Stock Index (the "S&P 600 Small Cap Index") and an industry peer group index (the "Peer Group Index"). The graph assumes that $100 was invested on May 1, 2001 in each of the Common Stock of the Company, the stock of the companies comprising the S&P 600 Small Cap Index and the common stock of the companies comprising the Peer Group Index, including the reinvestment of dividends, through April 30, 2006. The Peer Group Index consists of Aeroflex Inc., Anaren Inc., Ball Corp., Comtech Telecommunications Corp., EDO Corp., Iteris Holdings, Inc., Merrimac Industries, Inc., Scientific Atlanta, Inc., Skyworks Solutions, Inc., Symmetricom Inc. and Trimble Navigation, Ltd.

                     Cumulative Total Shareholder Return for
                      Five-year Period Ended April 30, 2006

       [THE FOLLOWING TABLE REPRESENS A LINE GRAPH IN THE SOURCE DOCUMENT]

                          Performance Graph Data Table:

                         2001      2002      2003      2004      2005      2006
--------------------------------------------------------------------------------
Frequency Electronics  $100.00   $ 84.22   $ 68.33   $ 93.54   $ 80.29   $ 98.48
--------------------------------------------------------------------------------
S&P 600 Small Cap       100.00    116.54     92.13    128.93    142.37    187.06
--------------------------------------------------------------------------------
Peer Group              100.00     58.53     47.68     73.61     76.43     95.04
--------------------------------------------------------------------------------

Employment Contracts and Change-In-Control-Arrangements

     None of the Named Officers are employed by the Company pursuant to employment agreements, other than Mr. Bloch as described in the Compensation Committee Report above. As described in the Compensation Committee Report beginning on page 12, the Company has provided supplemental separation benefits for certain executive officers, including Mr. Bloch, Mr. Hechler, and Mr. Mancini, in the event of a change in control or ownership of part or all of the Company. Such benefits will be provided only if an officer is discharged without cause and is not offered the opportunity to be hired by the new or successor management or company within 30 days at no less than the base salary earned before discharge. The Company does not have any other material compensatory plans or arrangements with its employees with respect to any resignation, retirement or other termination of such persons employed with the Company resulting from, or in any way connected with, a change-in-control of the Company.

                                  ANNUAL REPORT

     A copy of the Company's Annual Report on Form 10-K, including the financial statements and the financial statement schedule thereto, for the fiscal year ended April 30, 2006, is being mailed to stockholders concurrently with the mailing of this Proxy Statement. For a charge of $50, the Company agrees to provide a copy of the exhibits to the Form 10-K to any stockholders who request such a copy.

                                       By Order of the Board of Directors,

                                              /s/ Harry Newman
                                              ----------------
                                              HARRY NEWMAN
                                              Secretary

Dated:  August 25, 2006